EXHIBIT 10(c)

                  BRINKER INTERNATIONAL, INC.
                1992 INCENTIVE STOCK OPTION PLAN


      Brinker  International, Inc., a Delaware  corporation  (the
"Company"), hereby adopts the following plan, as approved by the Company's stockholders:

      1.    PURPOSE.   The  purpose of the  Plan  is  to  provide
employees with a proprietary interest in the Company through the granting of options which will

          (a) increase the interest of the employees in the Company's welfare;

          (b) furnish an incentive to the employees to continue their services for the Company; and

          (c) provide a means through which the Company may attract able persons to enter its employ.

      2. ADMINISTRATION. The Plan will be administered by the Committee.

      3.   PARTICIPANTS.  The Committee shall, from time to time,
select   the  particular  employees  of  the  Company   and   its
Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

     4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

      5. SHARES SUBJECT TO PLAN. The Committee may not grant options under the Plan for more than 7,875,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

      6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under this Plan and all incentive stock option plans (within the meaning of
Section 422A of the Internal Revenue Code) of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable under the terms of the option. The maximum number of shares with respect to which options may be granted pursuant to the Plan to any individual employee during any fiscal year of the Company may in no event exceed 500,000.

     7. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to employees of the Company or its Subsidiaries. The grant of an option to an employee shall not be deemed either to entitle the employee to, or to disqualify the employee from, participation in any other grant of options under the Plan. No participant may receive in any calendar year in excess of twenty percent (20%) of the options granted in such calendar year.

     8. GRANT OF OPTIONS. The Committee is authorized to grant Incentive Options and Nonqualified Options under the Plan (additionally, the Board may grant nonqualified options outside of the Plan as determined in its discretion). The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422A of the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Committee.

      9. OPTION PRICE. The option price for any option granted pursuant to this Plan shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date the option is granted. The Committee shall determine the fair market value of the Common Stock on the date of grant, and shall set forth the determination in its minutes, using any reasonable valuation method.

      10. OPTION PERIOD. The Option Period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies a later date. No option may terminate later than ten years from the date the option is granted. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of the option in the case of termination of employment or any other reason.

      11. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled (within the meaning of
Section 22(e)(3) of the Internal Revenue Code) prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without totally having exercised the option, the option may be exercised subject to the provisions of Paragraph 13 hereof, by (i) the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance, or (ii) by reason of death of the participant.

      12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

     13. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions and vesting requirements as are determined by the Committee and set forth in the applicable stock option descriptions. If the employment of an officer of the Company is terminated for reason other than for cause, such officer will be permitted to exercise stock options which were fully vested as of the date of termination in accordance with the following schedule, but in no event may such options be exercised later than ten (10) years from the date of the original grant of the stock option:

             Level                       Exercise Period

President and Executive Vice     36    months   from   date    of
President                        termination, with no  more  than
                                 one-third  of  the total  number
                                 of     stock    options    being
                                 exercisable during the first  12
                                 months  and  no more  than  two-
                                 thirds  of  the total number  of
                                 stock  options being exercisable
                                 during the first 24 months

Senior Vice President            24    months   from   date    of
                                 termination, with no  more  than
                                 one-third  of  the total  number
                                 of     stock    options    being
                                 exercisable during the  first  8
                                 months  and  no more  than  two-
                                 thirds  of  the total number  of
                                 stock  options being exercisable
                                 during the first 16 months

Vice President                   12    months   from   date    of
                                 termination, with no  more  than
                                 one-third  of  the total  number
                                 of     stock    options    being
                                 exercisable during the  first  4
                                 months  and  no more  than  two-
                                 thirds  of  the total number  of
                                 stock  options being exercisable
                                 during the first 8 months

In the event a key operations employee of the Company leaves the Company to join a franchisee of the Company, then the Chief Executive Officer of the Company, in his sole discretion, may extend the exercise period for stock options that are fully vested at the time of termination of employment with the Company from ninety (90) days to a time period not to exceed twenty-four
(24) months (the "Extension"); provided, however, that if the employment of such key operations employee is subsequently terminated by such franchisee "for cause" (as defined below), such options shall immediately terminate and shall not be exercisable; provided further, however, that if the employment of such key operations employee with such franchisee is terminated for any reason other than "for cause", such employee shall have an additional period of time to exercise all stock options that were fully vested at the time of termination of employment with the Company (the "Additional Exercise Period") equal to the greater of (a) ninety (90) days or (b) one (1) day for each two
(2) days that such employee worked with such franchisee. Notwithstanding the foregoing, the Additional Exercise Period shall automatically terminate at the end of the Extension, if any, granted by the Chief Executive Officer of the Company. For purposes hereof, "for cause" is intended to include, but not be limited to, willful and continued failure to perform duties, conviction of a felony, any crime involving moral turpitude under federal, state, or local laws, or any crime involving the Company, engagement in acts which might, beyond reasonable doubt, bring the Company into disrepute, contempt, scandal and ridicule, or conviction of fraud, misappropriation or embezzlement in the performance of duties for the Company.

     14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price may be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. Notwithstanding anything in this Plan to the contrary, all options granted pursuant to the Plan shall become fully vested and exercisable at the election of the Participant at any time prior to the expiration date of such option upon a material change in control of the Company. For purposes hereof, a "material change in control of the Company" shall be deemed to include, but not be limited to, the dissolution or liquidation of the Company, a merger of the Company into another corporation, partnership, trust or other business entity, (other than a merger into a subsidiary or parent of the Company, or a merger the primary purpose of which is reincorporation), the acquisition of the Company by another corporation, partnership, trust, or other business entity, the sale or conveyance of all or substantially all of the assets of the Company, or change in control of the majority of the voting securities of the Company, or any other event as determined by the Committee.

      15. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution.
During a participant's lifetime, options granted to a participant may be exercised only by the participant.

     16. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

      17. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Committee without the approval of the stockholders of the Company, except that any amendment that would
(a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements of eligibility for participation in the Plan must be approved by the stockholders of the Company.

      18. EFFECT OF PLAN. Neither the adoption of the Plan by the Board nor any action of the Committee shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

     19. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on September 7, 2002. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

      20. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     (a)  "Board" means the board of directors of the Company.

      (b) "Committee" means the Compensation Committee of the Board, composed of independent and disinterested members of the Board qualified to be members of the Committee pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     (c) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue.

      (d) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422A of the Internal
Revenue Code.

     (e) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.

     (f) "Option Period" means the period during which an option may be exercised.

      (g) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      (h) "Plan" means this 1992 Incentive Stock Option Plan, as amended from time to time.

     (i) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.